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                                                                    EXHIBIT 23.3
                                                                    ------------


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


     We hereby consent to the use in this Registration Statement of Vail Banks, Inc. on Form SB-2 of our report on the financial statements of Independent Bankshares, Inc. and Subsidiary, dated May 21, 1998, appearing in the Prospectus, which is part of this Registration Statement.

     We also consent to the reference to our Firm under the heading "Experts" in such Prospectus.


/s/ GRA, THOMPSON, WHITE & CO., P.C.
Englewood, Colorado
July 30, 1998